KEELEY FUNDS, INC.
Supplement dated October 1, 2011 to the
Prospectus dated January 31, 2011
1.	The following paragraph replaces in its entirety the first paragraph in the section “Principal Investment Strategies and Policies” on page 17 of the Prospectus:
     The Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which we currently define as between $1.5 billion and $15 billion. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of mid-size market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $15 billion capitalization level. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.
2.	The following paragraph replaces in its entirety the paragraph in the subsection “Mid Cap Value Fund” on page 34 of the Prospectus, under the section “Principal Investment Strategies and Policies”:
     The Mid Cap Value Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which we currently define as between $1.5 billion and $15 billion. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of mid-size market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $15 billion capitalization level. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in such companies, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.
3.	The following paragraph replaces in its entirety the sixth bullet point in the subsection “Net asset value” on page 46 of the Prospectus, under the section “Your Investment — How Shares are Priced”:
•	Options on securities and options on indexes listed on an exchange will be valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation. Certain investments, including options, may trade in the over-the-counter market and generally will be valued based on quotes received from a third-party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.